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                                                                EXHIBIT 10.27



                                 FIFTH AMENDMENT

TO REVOLVING CREDIT AGREEMENT


     This FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Fifth Amendment") dated as of January 6, 1995, by and among HPSC, INC. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, BANK OF AMERICA ILLINOIS (formerly know as Continental Bank N.A.) ("BoAI", and together with FNBB, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BoAI as co-agent for the Banks.
Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).



     WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of June 23, 1994 (as amended by the First Amendment dated September 2, 1994, the Second Amendment dated November 8, 1994, the Third Amendment dated November 22, 1994, the


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Fourth Amendment dated as of December 22, 1994 and as may be further amended, modified or supplemented and in effect from time to time, the "Credit
Agreement");



     WHEREAS, the Borrower has requested that FNBB temporarily increase its lending commitment and FNBB, subject to the terms and provisions hereof, has agreed to temporarily increase its lending commitment and the Agent and the other Banks have approved such temporary increase;



     WHEREAS, the Borrower has requested that certain other terms and provisions of the Credit Amendment be amended and the Agent and the Banks, subject to the terms and provisions hereof have agreed to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     AMENDMENT TO THE CREDIT AMENDMENT.


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     1.1.  CHANGES IN CERTAIN DEFINITIONS.  Section 1 of the Credit Agreement is
hereby amended by deleting the phrase "at least fifty-one (51%)" each time it appears in the definition of "Majority Banks" and inserting in lieu thereof in each such place, the phrase "sixty-six and two-thirds (66-2/3%)".



     1.2. SUPPLEMENTAL COMMITMENT. Subject to the provisions of the Credit Agreement, for the period (the "Supplemental Period") January 5, 1995 to the earlier to occur of (i) February 15, 1995 or (ii) the effective date of that certain lease receivables-backed credit facility by and among HPSC Funding Corporation II, a Delaware corporation, Capital Markets Assurance Corporation, a New York insurance company, as surety provider, the Borrower, FNBB and either of Triple-A One Funding Corporation, a Delaware corporation or Triple-A One Plus Funding Corporation, a Delaware corporation, as more fully described in EXHIBIT B attached hereto, FNBB will make available to the Borrower a supplemental revolving credit commitment in the amount of $5,000,000 (the "Supplemental Commitment").



     1.2.1. SUPPLEMENTAL COMMITMENT FEE. The Borrower agrees to pay to FNBB, a supplemental commitment fee on the Supplemental Commitment at the rate and in the manner set forth in Section 2.6 of the Credit Agreement treating the Supplemental Loans as "Revolving Credit Loans" and the Supplemental


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Commitment as the "Total Commitment" for the purposes of calculating such supplemental commitment fee.



     1.2.2. FUNDING OF REVOLVING CREDIT LOANS DURING SUPPLEMENTAL PERIOD. If during the Supplemental Period, the sum of the outstanding amount of the Revolving Credit Loans exceeds the Total Commitment as in effect prior to January 5, 1995, then notwithstanding the provisions of Section 2 of the Credit Agreement, any additional Revolving Credit Loans ("Supplemental Loans") will be funded solely by FNBB.



     1.2.3. APPLICATION OF PAYMENTS. The Supplemental Loans shall be subject to all provisions of the Credit Agreement, PROVIDED, HOWEVER, that notwithstanding the provisions of Section 3 of the Credit Agreement, so long as Supplemental Loans are outstanding and no Event of Default has occurred and is continuing, any payments of principal by the Borrower to any Bank and any collections of Accounts Receivable, shall be applied, first, to Supplemental Loans then outstanding, and, second, to the Banks in accordance with the provisions of Section 3.3 of the Credit Agreement. If an Event of Default has occurred and is continuing, any such payments or collections shall be applied in accordance with the provisions of Section 3.3 of the Credit Agreement treating all Supplemental Loans as Revolving Credit Loans.


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     1.2.4  TERMINATION OF SUPPLEMENTAL COMMITMENT.  On April 30, 1995, the
Supplemental Commitment shall terminate and, notwithstanding the provisions of
Section 3.2 of the Credit Agreement, the Borrower shall pay to the Agent for the account of FNBB, the sum of the outstanding amount of the Supplemental Loans for application to the Supplemental Loans.



     1.3. COMMITMENT, COMMITMENT PERCENTAGES. SCHEDULE 1 attached hereto shall be substituted for SCHEDULE 1 attached to the Credit Agreement.



     1.4. RESTRICTIONS ON INVESTMENTS. Section 8 of the Credit Agreement is hereby amended by deleting subsection (e) thereof in its entirety and inserting in lieu thereof the following new subsection (e):


          "(e) Investments with respect to Indebtedness permitted by Section 8.1(j) so long as (i) such entities remain Subsidiaries of the Borrower and (ii) the aggregate amount of Investments made by the Borrower and its subsidiaries in ACFC does not exceed $3,000,000 at any time during the Supplemental Period."


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      CONDITIONS TO EFFECTIVENESS.



     This Fifth Amendment shall not become effective unless and until:


        (a) the Agent receives counterparts of this Fifth Amendment executed by each of the Borrower, the Banks, the Agent and the Guarantor;


        (b)  the Agent receives an Amended and Restated Revolving
Credit Note payable to the order of FNBB signed by the Borrower substantially in the form of EXHIBIT A attached hereto (the "Amended and Restated Note"); and


        (c) all proceedings in connection with the transactions contemplated by this Fifth Amendment and the Amended and Restated Note (as defined below) and all documents incident hereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents as the Agent may reasonably request, including, without limitation, copies, certified by the Secretary or


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Assistant Secretary of the Borrower as of the date hereof, of the resolutions of the Borrower approving this Fifth Amendment and the other documents and instruments required to be delivered hereunder by the Borrower; and copies, certified by the Secretary or Assistant Secretary of the Guarantor as of the date hereof, of the resolutions of the Guarantor approving this Fifth Amendment, in a form satisfactory to the Agent;


        (d) the Borrower shall have paid to the Agent an amendment fee in the amount of $6,250 for the account of FNBB.



      REPRESENTATIONS AND WARRANTIES; NO DEFAULT.



     The Borrower represents and warrants to the Agent and the Banks that
(a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this Fifth Amendment and the Amended and Restated Note, are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and


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observed each of its covenants, agreements and obligations contained in Sections
7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this Fifth Amendment and the Amended and Restated Note; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.



      RATIFICATION, ETC.



     Except as expressly amended by this Amendment and the Amended and Restated Note, the Credit Agreement and the Loan Documents and all documents, instrum ents and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrower confirms and agrees that the Obligations of the Borrower to the Banks under the Loan Documents, as amended and supplemented hereby, are secured by, guarantied under, and entitled to the benefits, of the Security Documents. The Borrower, the Guarantor, the Agent and the Banks hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan


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Documents shall be references to the Credit Agreement and the Obligations, as affected and increased hereby and as the same may be amended, modified, supplemented, or restated from time to time. The Security Documents and the perfected first priority security interests of the Banks thereunder shall continue in full force and effect, and the collateral security and guaranties provided for in the Security Documents shall not be impaired by this Amendment or the Amended and Restated Note. The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement.



      MISCELLANEOUS.



     The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this Fifth Amendment and the documents referred to herein (including reasonable legal fees). Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute part of this Fifth Amendment for any other purpose. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without reference to conflict of laws).


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     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


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     IN WITNESS WHEREOF, the undersigned have duly executed this Fifth Amendment as a sealed instrument as of the date first set forth above.


                                   HPSC, INC.


                                   By: /s/ John Everets, Jr.
                                      -----------------------------------------
                                       John Everets, Jr.

                                   THE FIRST NATIONAL BANK
                                     OF BOSTON, individually and
                                      as Agent


                                   By: /s/ Mitchell B. Feldman
                                      -----------------------------------------
                                       Mitchell B. Feldman

                                   BANK OF AMERICA ILLINOIS,
                                      individually and as co-agent


                                   By: /s/ Craig Monroe
                                      -----------------------------------------
                                       Craig Monroe

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                                      -12-

CONSENTED TO BY THE UNDERSIGNED GUARANTOR:

AMERICAN COMMERCIAL
 FINANCE CORPORATION


By: /s/ John Everets, Jr
   ---------------------------
    John Everets, Jr